UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5482

DWS High Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Annual Report
to Shareholders

DWS High Income Trust

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Dividend Reinvestment Plan

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Additional Information

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect a custodian fee reduction. Without this fee reduction, returns and rankings would have been lower.

Average Annual Total Returns as of 11/30/06
DWS High Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	10.83%	10.55%	11.77%	6.42%
Based on Market Price(a)	-12.32%	4.33%	6.51%	5.82%
Credit Suisse High Yield Index(b)	11.53%	9.01%	10.82%	7.17%
Lipper Closed-End High Current Yield Funds (Leveraged) Category(c)	12.48%	11.35%	12.07%	5.32%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 11/30/06	As of 11/30/05
Net Asset Value	$ 5.90	$ 5.85
Market Price	$ 6.12	$ 7.67

Prices and net asset value fluctuate and are not guaranteed.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(c) Lipper's Closed-End High Current Yield Funds (Leveraged) category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage, and tend to invest in lower-grade debt issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Distribution Information
Twelve Months: Income Dividends as of 11/30/06	$ .62[a]
November Income Dividend	$ .044
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/06+	8.95%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/06+	8.63%

(a) Includes $.01 per share of return of capital for tax purposes.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.

Lipper Rankings — Closed-End High Current Yield Funds (Leveraged) Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	14	of	29	47
3-Year	8	of	29	27
5-Year	7	of	23	30
10-Year	1	of	14	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

DWS High Income Trust

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

Mr. Sullivan assumed the role of fund Portfolio Manager in August 2006, replacing Andrew Cestone.

In the following interview, Portfolio Manager Gary Sullivan discusses DWS High Income Trust's strategy and the market environment during the 12-month period ended November 30, 2006.

Q: How did the high-yield bond market perform during the period?

A: High-yield bonds delivered a strong return on both an absolute and a relative basis during the past year. The fund's benchmark, the Credit Suisse High Yield Index, returned 11.53% for the 12-month period ending November 30, 2006. In comparison, the broader bond market — as measured by the Lehman Brothers Aggregate Bond Index — returned 5.94%.1

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Although bouts of volatility periodically affected the performance of the high-yield market, the investment backdrop remained broadly positive. Economic growth, while appearing to moderate throughout the course of the year, remained on a solid footing. High-yield companies were able to maintain their sound financial positions as a result, and this was reflected in a continuation of the low default rate. As of November 30, 2006, Moody's 12-month rolling default rate stood at 1.82%, compared with 1.95% a year ago. Comparatively, the average default rate since 1986 is about 4.93%.2 The ratio of rating upgrades to downgrades also remained intact — another indication of the market's solid fundamentals.3 On the technical side, the market remained supported by the overall low level of supply coming into the market at a time when demand remained firm.

2 Source: Moody's Investors Service

3 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Taken together, these factors helped keep high-yield spreads at a relatively low level. High-yield spreads moved near historical lows in mid-May, but widened in the subsequent months as Treasuries embarked on a powerful rally and outperformed high yield in the process. At the close of the period, the yield spread stood at 350 basis points (3.50 percentage points), narrower than the 398 level of a year earlier.4

Q: How did the fund perform?

A: The fund returned 10.83% based on net asset value (NAV) during the 12-month period, compared with a return of 11.53% for its benchmark and the 12.48% average return (based on NAV) of the 29 funds in its peer group, the Lipper Closed-End High Current Yield Funds (leveraged) category.5 The fund ranked in the 47th percentile of its Lipper peer group for the 12-month period ended November 30, 2006. The November 30, 2006 NAV per share was $5.90, compared with $5.85 12 months ago. (Past performance is no guarantee of future results. Please see pages 3 and 4 for more complete performance information.)

4 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to November 30, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield closed-end bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

5 The Lipper Closed-End High Current Yield Funds (leveraged) category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage, and tend to invest in lower-grade debt issues. The fund ranked 14, 8, 7 and 1, for the one-, three-, five- and 10-year periods, respectively, as of November 30, 2006. There were 29, 29, 23 and 14 funds, respectively, in Lipper's Closed-End High Current Yield Funds (leveraged) category. Category returns include reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

The fund's share, or market price as quoted on the NYSE, returned -12.32% for the period to close at $6.12 per share (performance is calculated based on the reinvestment of dividends). The fund's market price stood at $7.67 twelve months ago. The market price premium of the shares, as a percentage of NAV, was approximately 4% on November 30, 2006.

The fund maintained a leverage position throughout the period, meaning that the fund borrowed money pursuant to its investment policy. At the close of the period, the portfolio was approximately 25% leveraged, meaning that the fund borrowed against approximately $62 million of total portfolio assets.6

Q: What individual securities helped performance?

A: A strong contribution to relative performance came from the fund's security selection. In terms of individual securities, top contributors included our overweight positions in General Motors Acceptance Corporation (GMAC) LLC, Ford Motor Credit Co., North Atlantic Trading Co. and Dayton Superior Corp. Our overweight position in emerging market securities such as Argentina bonds also helped relative performance.7

6 In employing leverage, the fund uses a secured loan to raise money in the commercial paper market at short-term interest rates, and then invests the proceeds in longer-term securities.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

GMAC's bonds outperformed during the year due to the announcement in April 2006, that the company's parent — General Motors — would sell a majority stake in the company. At the close of the reporting period, the sale was completed, and GMAC's bonds increased in price. We remained overweight in GMAC based on our opinion that the bonds continued to offer good relative value. GMAC is one of the fund's largest positions, so the strong performance of its bonds had a meaningful impact on performance. Ford Motor Credit bonds also performed well on the overall positive momentum resulting from favorable events surrounding GMAC, as well as Ford Motor Co.'s ability to secure financing and improve its liquidity. The tobacco producer North Atlantic Trading Company reported improved operating results due to its decision to discontinue its planned launch of a new cigarette brand, an initiative that was pressuring the company's financial margins. The prospect of improving finances for the company contributed to its bond prices moving higher. Improved financial results for and a successful initial public offering (IPO) by Dayton Superior Corp., a housing building materials company, helped push up the company's bond prices. Finally, emerging market debt remained supported by robust investor demand, rising commodity prices and the strong economic fundamentals of many emerging countries. In particular, Argentina's sovereign bond price increased as a result of the recent debt restructuring and the overall political and economic stability within the country.

Q: What investments detracted from performance?

A: The fund's decision to not invest in Calpine and Adelphia — two companies that are in default — significantly detracted from performance, relative to the benchmark, given the strong performance turned in by both. The fund did not own Delta Airlines, which is also in default, and this dampened relative returns as well. Lastly, an overweight in Radnor Holdings Corp. early in the period detracted from performance.

During the early part of the fiscal year, Calpine's decision to file for bankruptcy resulted in the company's bonds trading significantly down in price. While we had previously invested in some very short-term unsecured holding company paper and more defensive, risk-adjusted secured paper of Calpine and its affiliates, the fund was underweight well ahead of this announcement, and had exited all positions prior to the filing and subsequent decline in Calpine's bond prices. Calpine's bond prices gained in price later in the year, however, and the underweight hurt performance as a result. Earlier in the year, investors' belief that the packaging company Radnor Holdings would file for bankruptcy drove down the company's bond prices. In August 2006, Radnor indeed filed for bankruptcy. And consequently, we continued to reduce the fund's exposure in Radnor prior to the bankruptcy announcement, and at the fiscal year-end we owned a small position in the issuer.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: We continued to take opportunities to position the fund in a more defensive manner throughout the course of the year. First, we allowed its average credit quality to drift higher. From a short-term perspective, this shift weighed on performance because of the way performance was distributed among tiers during the past year. Lower-quality securities (CCC/split CCC/default) were the best-performing credit-quality segment for the period, returning 22.30%, followed by middle-tier (split BB/B/split B) and upper-tier securities (split BBB/BB), which returned 10.86% and 7.93%, respectively (as compared with 11.53% for the overall asset class).

Second, given the flat yield curve, we believed that longer-maturity bonds did not offer the most attractive risk-adjusted relative value, and we therefore took opportunities to invest in shorter-maturity, more defensive yield-to-call paper whenever possible during the second half of the period.8,9 This strategy weighed on performance during the second half of the fiscal year given the outperformance of longer-term debt during this time.

8 The table on page 13 shows that the fund's average maturity rose throughout the course of the year. However, its average maturity fell from 8.0 years to 7.4 years through the second half of the period, reflecting our preference for shorter-term issues over longer-term issues when purchasing new securities for the fund during this time.

9 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

It is worth emphasizing that this strategy was implemented with a longer-term view in mind. Although the fundamentals of the high-yield market remain sound at present, we believe defaults may begin to tick up from their record-low levels over time. As a result, we believe our shift to a more defensive posture positions the fund for strong risk-adjusted returns in the long term.

Q: What is your view on the current state of the high-yield market?

A: While we remain positive on the fundamental backdrop of the high-yield market, it is possible that a "reversion to the mean" could occur in terms of the historically low levels of both default rates and yield spreads. As a result, we will continue to look for bonds with attractive risk-adjusted relative values. We will continue to look for stable credits where we can generate yield but at the same time minimize the potential of principal loss. Overall, we remain focused on adding value by emphasizing fundamental research and individual security analysis.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	11/30/06	11/30/05

Corporate Bonds	84%	79%
Foreign Bonds — US$ Denominated	13%	15%
Cash Equivalents	1%	2%
Foreign Bonds — Non US$ Denominated	1%	1%
Other Investments	1%	—
Asset Backed	—	1%
Convertible Bonds	—	1%
Preferred Stocks	—	1%
	100%	100%
Corporate and Foreign Bonds Diversification (As a percentage of Corporate and Foreign Bonds)	11/30/06	11/30/05

Consumer Discretionary	25%	23%
Materials	14%	14%
Financials	13%	14%
Industrials	10%	14%
Energy	9%	10%
Utilities	9%	6%
Telecommunication Services	8%	9%
Information Technology	5%	3%
Consumer Staples	3%	3%
Health Care	3%	3%
Sovereign Bonds	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/06	11/30/05

BBB	4%	2%
BB	19%	21%
B	50%	45%
Below B	23%	25%
Not Rated	4%	7%
	100%	100%

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	11/30/06	11/30/05

Average Maturity	7.4 years	5.6 years
Duration	5.4 years	3.8 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 110.4%
Consumer Discretionary 31.0%
AAC Group Holding Corp., 12.75%, 10/1/2012 (PIK) (b)	337,545	352,735
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	690,000	669,300
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,035,000	998,775
American Achievement Corp., 8.25%, 4/1/2012	65,000	66,463
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	270,000	262,575
Aztar Corp., 7.875%, 6/15/2014	1,435,000	1,549,800
Buffets, Inc., 144A, 12.5%, 11/1/2014	270,000	270,675
Burlington Coat Factory Warehouse Corp., 144A, 11.125%, 4/15/2014	395,000	392,037
Cablevision Systems Corp., Series B, 9.87%**, 4/1/2009	220,000	230,450
Caesars Entertainment, Inc., 8.875%, 9/15/2008	460,000	482,425
Charter Communications Holdings LLC:
8.625%, 4/1/2009	35,000	33,119
9.625%, 11/15/2009 (b)	30,000	28,350
10.25%, 9/15/2010	2,145,000	2,241,525
Series B, 10.25%, 9/15/2010	640,000	667,200
11.0%, 10/1/2015	2,032,000	1,991,360
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	505,000	386,325
CSC Holdings, Inc.:
7.25%, 7/15/2008	365,000	369,562
7.875%, 12/15/2007	1,180,000	1,197,700
Series B, 8.125%, 7/15/2009	130,000	134,388
Series B, 8.125%, 8/15/2009	135,000	139,556
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	130,000	136,338
Dex Media East LLC/Financial, 12.125%, 11/15/2012	3,590,000	3,975,925
EchoStar DBS Corp.:
6.625%, 10/1/2014	590,000	572,300
7.125%, 2/1/2016	450,000	446,625
Foot Locker, Inc., 8.5%, 1/15/2022	135,000	132,300
Ford Motor Co., 7.45%, 7/16/2031 (b)	405,000	320,456
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	1,935,000	1,828,575
General Motors Corp., 8.375%, 7/15/2033 (b)	1,685,000	1,535,456
Goodyear Tire & Rubber Co.:
144A, 8.625%, 12/1/2011	130,000	131,950
11.25%, 3/1/2011	2,390,000	2,634,975
Gregg Appliances, Inc., 9.0%, 2/1/2013	240,000	227,400
Hertz Corp.:
144A, 8.875%, 1/1/2014	945,000	980,437
144A, 10.5%, 1/1/2016 (b)	225,000	245,250
Idearc, Inc., 144A, 8.0%, 11/15/2016	1,515,000	1,539,619
ION Media Networks, Inc., 144A, 11.624%**, 1/15/2013	385,000	386,925
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	1,395,000	1,365,356
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	725,000	725,000
Lear Corp.:
Series B, 5.75%, 8/1/2014 (b)	30,000	25,388
Series B, 8.11%, 5/15/2009 (b)	460,000	484,725
144A, 8.75%, 12/1/2016 (b)	330,000	325,050
Levi Strauss & Co., 10.122%**, 4/1/2012	30,000	30,900
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	60,000	57,133
8.25%, 2/1/2030 (b)	500,000	502,434
8.5%, 7/15/2029 (b)	675,000	695,512
Majestic Star Casino LLC, 9.5%, 10/15/2010	75,000	77,438
Mediacom Broadband LLC, 8.5%, 10/15/2015	30,000	30,038
Medimedia USA, Inc., 144A, 11.375%, 11/15/2014	200,000	207,500
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	325,000	349,375
11.0%, 6/15/2012 (b)	145,000	142,463
MGM MIRAGE:
6.75%, 9/1/2012	165,000	162,938
8.375%, 2/1/2011 (b)	355,000	369,200
9.75%, 6/1/2007	610,000	620,675
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	705,000	742,012
NCL Corp., 10.625%, 7/15/2014	145,000	144,638
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,095,000	903,375
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	825,000	872,437
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	190,000	206,150
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	2,550,000	2,594,625
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	420,000	413,700
10.749%**, 5/15/2010	1,130,000	1,169,550
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009 (b)	2,505,000	2,555,100
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	470,000	484,100
8.75%, 12/15/2011	1,335,000	1,395,075
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	935,000	923,312
Six Flags, Inc., 9.75%, 4/15/2013 (b)	1,240,000	1,145,450
Station Casinos, Inc., 6.5%, 2/1/2014	800,000	749,000
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	420,000	432,600
Toys "R" Us, Inc., 7.375%, 10/15/2018	230,000	177,388
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	1,740,000	1,726,950
TRW Automotive, Inc.:
11.0%, 2/15/2013	1,775,000	1,948,062
11.75%, 2/15/2013 EUR	300,000	446,968
United Auto Group, Inc., 9.625%, 3/15/2012	1,660,000	1,749,225
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	305,000	310,337
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	1,785,000	1,767,150
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	2,605,000	2,240,300
		58,827,480
Consumer Staples 3.9%
Del Laboratories, Inc., 8.0%, 2/1/2012	360,000	331,200
Delhaize America, Inc.:
8.05%, 4/15/2027	115,000	123,786
9.0%, 4/15/2031	1,840,000	2,232,016
GNC Parent Corp., 144A, 12.14%**, 12/1/2011 (PIK)	460,000	457,700
Harry & David Holdings, Inc., 10.4%**, 3/1/2012	390,000	390,000
North Atlantic Trading Co., 9.25%, 3/1/2012	890,000	787,650
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	670,000	685,075
Swift & Co., 12.5%, 1/1/2010 (b)	120,000	123,000
Viskase Co., Inc., 11.5%, 6/15/2011	2,160,000	2,160,000
		7,290,427
Energy 10.3%
Belden & Blake Corp., 8.75%, 7/15/2012	1,810,000	1,846,200
Chaparral Energy, Inc., 8.5%, 12/1/2015	925,000	925,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	445,000	421,081
6.875%, 1/15/2016 (b)	1,270,000	1,271,587
7.75%, 1/15/2015 (b)	175,000	181,344
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016 (f)	590,000	595,900
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	1,095,000	1,032,037
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	1,095,000	1,042,987
8.375%, 5/1/2016	885,000	920,400
El Paso Production Holding Corp., 7.75%, 6/1/2013	720,000	746,100
Encore Acquisition Co., 6.0%, 7/15/2015	195,000	176,963
Frontier Oil Corp., 6.625%, 10/1/2011	290,000	287,825
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	420,000	393,750
Peabody Energy Corp., 7.375%, 11/1/2016	270,000	283,838
Quicksilver Resources, Inc., 7.125%, 4/1/2016	255,000	244,800
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	105,000	104,869
144A, 7.5%, 11/30/2016	320,000	320,400
Southern Natural Gas, 8.875%, 3/15/2010	1,505,000	1,581,940
Stone Energy Corp.:
6.75%, 12/15/2014	1,410,000	1,346,550
144A, 8.124%**, 7/15/2010	1,205,000	1,195,962
Transmeridian Exploration, Inc., 12.0%, 12/15/2010 (b)	655,000	630,438
Williams Companies, Inc.:
8.125%, 3/15/2012	2,545,000	2,735,875
8.75%, 3/15/2032	1,120,000	1,257,200
		19,543,046
Financials 14.3%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	565,000	612,969
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,040,000	894,400
E*TRADE Financial Corp.:
7.375%, 9/15/2013	345,000	354,488
7.875%, 12/1/2015	260,000	275,600
8.0%, 6/15/2011	620,000	643,250
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	4,457,246	0
Ford Motor Credit Co.:
7.25%, 10/25/2011	2,660,000	2,598,424
7.375%, 10/28/2009	5,140,000	5,131,401
7.875%, 6/15/2010	1,295,000	1,300,887
GMAC LLC:
6.875%, 9/15/2011	5,775,000	5,945,755
8.0%, 11/1/2031 (b)	2,465,000	2,762,885
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	265,000	268,975
iPayment, Inc., 144A, 9.75%, 5/15/2014	360,000	368,100
Momentive Performance, 144A, 9.75%, 12/1/2014	330,000	330,825
NCO Group, Inc.:
144A, 10.244%**, 11/15/2013	200,000	198,000
144A, 11.875%, 11/15/2014	200,000	198,500
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	1,255,000	1,305,200
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	1,460,000	1,591,400
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	555,000	527,250
Universal City Development, 11.75%, 4/1/2010	1,695,000	1,820,006
		27,128,315
Health Care 2.6%
HCA, Inc.:
6.5%, 2/15/2016 (b)	355,000	293,763
144A, 9.125%, 11/15/2014	535,000	557,737
144A, 9.25%, 11/15/2016	1,340,000	1,398,625
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016 (b)	850,000	905,250
144A, 11.418%**, 6/15/2014	130,000	136,175
Tenet Healthcare Corp., 9.25%, 2/1/2015	1,700,000	1,666,000
		4,957,550
Industrials 10.8%
Allied Security Escrow Corp., 11.375%, 7/15/2011	590,000	604,750
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	1,337,000	1,427,247
American Color Graphics, 10.0%, 6/15/2010 (b)	655,000	448,675
Browning-Ferris Industries:
7.4%, 9/15/2035	1,095,000	1,037,513
9.25%, 5/1/2021	575,000	616,688
Case New Holland, Inc., 9.25%, 8/1/2011	1,555,000	1,650,244
Cenveo Corp., 7.875%, 12/1/2013	1,170,000	1,117,350
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	1,195,000	1,218,900
Congoleum Corp., 8.625%, 8/1/2008*	715,000	710,531
CPG International I, Inc.:
10.5%, 7/1/2013	1,150,000	1,170,125
12.39%**, 7/1/2012	405,000	413,100
DRS Technologies, Inc.:
6.625%, 2/1/2016	135,000	136,013
7.625%, 2/1/2018 (b)	810,000	834,300
Education Management LLC, 144A, 8.75%, 6/1/2014	340,000	350,200
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	260,000	277,550
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,160,000	1,075,900
8.875%, 4/1/2012 (b)	1,270,000	1,287,462
Kansas City Southern:
7.5%, 6/15/2009	250,000	252,500
9.5%, 10/1/2008	1,860,000	1,946,025
Millennium America, Inc., 9.25%, 6/15/2008	530,000	548,550
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	615,000	639,600
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	205,000	212,298
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	125,000	138,750
Ship Finance International Ltd., 8.5%, 12/15/2013 (b)	330,000	325,875
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	1,005,000	1,067,812
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	235,000	240,875
Xerox Corp., 6.4%, 3/15/2016	760,000	790,620
		20,539,453
Information Technology 5.1%
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014 (f)	330,000	330,825
L-3 Communications Corp.:
5.875%, 1/15/2015	1,495,000	1,450,150
Series B, 6.375%, 10/15/2015	510,000	506,175
Lucent Technologies, Inc., 6.45%, 3/15/2029	2,200,000	1,980,000
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	960,000	926,400
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	1,195,000	1,266,700
UGS Corp., 10.0%, 6/1/2012	1,120,000	1,220,800
Unisys Corp., 7.875%, 4/1/2008	1,995,000	1,995,000
		9,676,050
Materials 14.6%
ARCO Chemical Co., 9.8%, 2/1/2020	3,295,000	3,748,062
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	335,000	214,400
Chemtura Corp., 6.875%, 6/1/2016	650,000	638,625
Constar International, Inc., 11.0%, 12/1/2012 (b)	165,000	151,800
Crystal US Holdings:
Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	535,000	452,075
Series B, Step-up Coupon, 0% to 10/1/2009, 10.5% to 10/1/2014 (b)	200,000	169,000
Dayton Superior Corp., 13.0%, 6/15/2009 (b)	400,000	406,000
Equistar Chemical Funding, 10.625%, 5/1/2011	800,000	854,000
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	1,110,000	1,159,950
GEO Specialty Chemicals, Inc., 144A, 13.866%**, 12/31/2009	1,821,000	1,502,325
Greif, Inc., 8.875%, 8/1/2012	585,000	615,713
Hexcel Corp., 6.75%, 2/1/2015	1,285,000	1,252,875
Huntsman LLC, 11.625%, 10/15/2010	1,738,000	1,920,490
International Coal Group, Inc., 10.25%, 7/15/2014	455,000	445,900
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	770,000	604,450
Lyondell Chemical Co., 10.5%, 6/1/2013	220,000	242,000
Massey Energy Co.:
6.625%, 11/15/2010	1,935,000	1,944,675
6.875%, 12/15/2013 (b)	470,000	437,100
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	1,698,000	1,494,240
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	2,027,000	2,189,160
144A, 13.0%, 9/30/2013	634,624	634,624
OM Group, Inc., 9.25%, 12/15/2011 (b)	485,000	504,400
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,835,000	1,963,450
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,164,591	17,469
Pliant Corp., 11.625%, 6/15/2009 (PIK)	3	3
Radnor Holdings Corp., 11.0%, 3/15/2010*	180,000	19,800
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	275,000	292,875
The Mosaic Co.:
144A, 7.375%, 12/1/2014 (f)	790,000	802,838
144A, 7.625%, 12/1/2016 (f)	260,000	265,850
TriMas Corp., 9.875%, 6/15/2012	910,000	873,600
United States Steel Corp., 9.75%, 5/15/2010	1,074,000	1,139,782
Witco Corp., 6.875%, 2/1/2026	270,000	240,300
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	585,000	488,475
		27,686,306
Telecommunication Services 6.5%
American Cellular Corp., Series B, 10.0%, 8/1/2011	495,000	522,225
Centennial Communications Corp., 10.0%, 1/1/2013 (b)	520,000	543,400
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,490,000	1,527,250
8.375%, 1/15/2014 (b)	1,050,000	1,073,625
Dobson Cellular Systems, 9.875%, 11/1/2012	520,000	564,200
Dobson Communications Corp., 8.875%, 10/1/2013	485,000	488,638
Insight Midwest LP, 9.75%, 10/1/2009	192,000	194,640
Intelsat Corp., 144A, 9.0%, 6/15/2016	240,000	252,300
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	505,000	513,206
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	2,935,000	3,030,387
Qwest Corp., 7.25%, 9/15/2025	980,000	1,004,500
Rural Cellular Corp., 9.875%, 2/1/2010	615,000	650,362
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	725,000	699,625
Ubiquitel Operating Co., 9.875%, 3/1/2011	395,000	426,600
US Unwired, Inc., Series B, 10.0%, 6/15/2012	775,000	852,500
Windstream Corp., 144A, 8.625%, 8/1/2016	30,000	32,663
		12,376,121
Utilities 11.3%
AES Corp., 144A, 8.75%, 5/15/2013	4,005,000	4,285,350
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	2,645,000	2,889,662
CMS Energy Corp., 8.5%, 4/15/2011	2,280,000	2,490,900
Mirant Americas Generation LLC, 8.3%, 5/1/2011	255,000	258,825
Mirant North America LLC, 7.375%, 12/31/2013	255,000	258,188
Mission Energy Holding Co., 13.5%, 7/15/2008	3,310,000	3,674,100
NRG Energy, Inc.:
7.25%, 2/1/2014	1,090,000	1,090,000
7.375%, 2/1/2016	2,240,000	2,240,000
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	2,765,000	3,027,675
Sierra Pacific Resources:
6.75%, 8/15/2017	785,000	790,241
8.625%, 3/15/2014 (b)	415,000	448,131
		21,453,072
Total Corporate Bonds (Cost $208,581,201)		209,477,820

Foreign Bonds — US$ Denominated 16.4%
Consumer Discretionary 2.3%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,810,000	1,941,225
Shaw Communications, Inc., 8.25%, 4/11/2010	430,000	455,262
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,769,000	1,578,832
Unity Media GmbH, 144A, 10.375%, 2/15/2015	235,000	225,013
Vitro SA de CV, Series A, 11.75%, 11/1/2013 (b)	155,000	164,688
		4,365,020
Energy 1.4%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	320,000	411,200
OAO Gazprom, 144A, 9.625%, 3/1/2013	1,380,000	1,646,340
Secunda International Ltd., 13.374%**, 9/1/2012	575,000	595,125
		2,652,665
Financials 2.2%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,805,000	2,075,750
Doral Financial Corp., 6.204%**, 7/20/2007	1,465,000	1,381,733
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	395,000	360,931
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	405,000	309,825
		4,128,239
Health Care 0.9%
Biovail Corp., 7.875%, 4/1/2010	1,600,000	1,612,000
Industrials 1.6%
Bombardier, Inc., 144A, 8.0%, 11/15/2014 (b)	185,000	185,925
Kansas City Southern de Mexico:
144A, 7.625%, 12/1/2013	905,000	905,000
9.375%, 5/1/2012	845,000	904,150
12.5%, 6/15/2012	650,000	706,875
Stena AB, 9.625%, 12/1/2012	315,000	336,656
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	100,000	10,000
		3,048,606
Information Technology 0.3%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	635,000	630,238
Materials 2.9%
Cascades, Inc., 7.25%, 2/15/2013	1,207,000	1,200,965
Griffin Coal Mining Co. Property Ltd., 144A, 9.5%, 12/1/2016 (b)	130,000	130,975
ISPAT Inland ULC, 9.75%, 4/1/2014	1,288,000	1,439,340
Novelis, Inc., 144A, 8.25%, 2/15/2015	1,630,000	1,564,800
Rhodia SA:
8.875%, 6/1/2011	406,000	424,270
10.25%, 6/1/2010 (b)	445,000	506,187
Tembec Industries, Inc., 8.625%, 6/30/2009	460,000	295,550
		5,562,087
Sovereign Bonds 0.6%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	420,000	515,130
Republic of Argentina, 5.59%**, 8/3/2012 (PIK)	840,000	588,182
		1,103,312
Telecommunication Services 4.2%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	1,300,000	1,218,750
Embratel, Series B, 11.0%, 12/15/2008 (b)	150,000	164,625
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	175,000	170,625
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	625,000	685,156
Intelsat Ltd., 5.25%, 11/1/2008	630,000	613,463
Millicom International Cellular SA, 10.0%, 12/1/2013	335,000	363,056
Mobifon Holdings BV, 12.5%, 7/31/2010	1,400,000	1,547,020
Nortel Networks Ltd.:
144A, 9.624%**, 7/15/2011	1,285,000	1,333,187
144A, 10.125%, 7/15/2013 (b)	590,000	625,400
144A, 10.75%, 7/15/2016	485,000	519,556
Stratos Global Corp., 9.875%, 2/15/2013	770,000	744,975
		7,985,813
Total Foreign Bonds — US$ Denominated (Cost $30,228,343)		31,087,980

Foreign Bonds — Non US$ Denominated 1.7%
Consumer Discretionary 0.8%
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	260,000	353,370
Codere Finance (Luxembourg) SA, 144A, 8.25% 6/15/2015 EUR	300,000	426,857
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	635,000	803,119
		1,583,346
Financials 0.2%
Ono Finance II, 144A, 8.0%, 5/16/2014 EUR	295,000	390,684
Materials 0.3%
Rhodia SA, 144A, 6.242%**, 10/15/2013 EUR	410,000	540,920
Sovereign Bonds 0.4%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	485,319	641,126
Total Foreign Bonds — Non US$ Denominated (Cost $2,818,247)		3,156,076
	Shares	Value ($)

Common Stocks 0.1%
Materials 0.0%
GEO Specialty Chemicals, Inc.*	14,091	10,569
GEO Specialty Chemicals, Inc. 144A*	1,283	962
		11,531
Telecommunication Services 0.1%
IMPSAT Fiber Networks, Inc.*	8,437	77,114
Total Common Stocks (Cost $480,567)		88,645

Warrants 0.0%
Industrials 0.0%
DeCrane Aircraft Holdings, Inc. 144A, Expiration 9/30/2008*	1,640	0
TravelCenters of America, Inc., Expiration 5/1/2009, 144A*	207	2,484
		2,484
Materials 0.0%
Dayton Superior Corp. 144A, Expiration 6/15/2009*	60	0
Total Warrants (Cost $855)		2,484

Convertible Preferred Stock 0.1%
Consumer Discretionary
ION Media Networks, Inc. 144A, 9.75%, (PIK)	40	230,000
ION Media Networks, Inc. Series AI, 144A, 9.75%, (PIK)	3	17,250
Total Convertible Preferred Stocks (Cost $298,650)		247,250
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.3%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.426%**, 6/4/2010 (Cost $475,982)	475,000	475,000
	Units	Value ($)

Other Investments 0.8%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	775,000	662,625
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	1,205,000	903,750
Total Other Investments (Cost $1,368,346)		1,566,375
	Shares	Value ($)

Securities Lending Collateral 15.5%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $29,423,165)	29,423,165	29,423,165

Cash Equivalents 1.8%
Cash Management QP Trust, 5.33% (e) (Cost $3,429,975)	3,429,975	3,429,975
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $277,105,331)+	147.1	278,954,770
Other Assets and Liabilities, Net	(14.4)	(27,274,744)
Notes Payable	(32.7)	(62,000,000)
Net Assets	100.0	189,680,026

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	USD	715,000	600,300	710,531
Eaton Vance Corp., CDO II, Series C-X	13.68%	7/15/2012	USD	4,457,246	3,904,801	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	USD	175,000	114,613	170,625
Oxford Automotive, Inc.	12.0%	10/15/2010	USD	1,164,591	112,895	17,469
Radnor Holdings Corp.	11.0%	3/15/2010	USD	180,000	126,342	19,800
Supercanal Holding SA	11.5%	5/15/2005	USD	100,000	10,000	10,000
					4,868,951	928,425

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2006.

+ The cost for federal income tax purposes was $279,432,925. At November 30, 2006, net unrealized depreciation for all securities based on tax cost was $478,155. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,316,462 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,794,617.

(a) Principal amount is stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2006 amounted to $28,879,273 which is 15.2% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents investments of securities lending collateral.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) When-issued securities.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

As of November 30, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation (US$)
EUR	1,652,620	USD	2,109,692	12/13/2006	(80,373)
EUR	410,000	USD	523,119	1/5/2007	(20,812)
EUR	70,000	USD	88,283	1/12/2007	(4,616)
EUR	320,000	USD	408,421	2/5/2007	(16,728)
EUR	210,000	USD	268,254	2/9/2007	(10,797)
EUR	62,000	USD	79,754	2/12/2007	(2,643)
Total unrealized depreciation					(135,969)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006
Assets
Investments: Investments in securities, at value (cost $244,252,191) — including $28,879,273 of securities loaned	$ 246,101,630
Investment in Cash Management QP Trust (cost $3,429,975)	3,429,975
Investment in Daily Assets Fund Institutional (cost $29,423,165)*	29,423,165
Total investments in securities, at value (cost $277,105,331)	278,954,770
Foreign currency, at value (cost $19,976)	20,612
Receivable for investments sold	1,876,682
Interest receivable	5,555,268
Other assets	44,168
Total assets	286,451,500
Liabilities
Payable for investments purchased	785,933
Payable for when-issued securities	2,962,037
Notes payable	62,000,000
Interest on notes payable	1,197,367
Payable upon return of securities loaned	29,423,165
Unrealized depreciation on forward foreign currency exchange contracts	135,969
Accrued management fee	128,838
Other accrued expenses and payables	138,165
Total liabilities	96,771,474
Net assets, at value	$ 189,680,026
Net Assets
Net assets consist of: Undistributed net investment income	111,653
Net unrealized appreciation (depreciation) on: Investments	1,849,439
Foreign currency related transactions	(131,681)
Accumulated net realized gain (loss)	(92,511,131)
Paid-in capital	280,361,746
Net assets, at value	$ 189,680,026
Net Asset Value
Net Asset Value per share ($189,680,026 ÷ 32,160,492 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.90

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2006
Investment Income
Income: Interest (net of foreign taxes withheld of $28)	$ 22,047,083
Interest — Cash Management QP Trust	235,476
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	90,603
Dividends	701
Total Income	22,373,863
Expenses: Management fee	1,583,105
Services to shareholders	52,645
Custodian fees	30,158
Auditing	55,872
Legal	11,794
Trustees' fees and expenses	17,210
Reports to shareholders	67,343
Interest expense	3,241,966
Stock exchange listing fee	27,000
Other	62,299
Total expenses before expense reductions	5,149,392
Expense reductions	(17,063)
Total expenses after expense reductions	5,132,329
Net investment income	17,241,534
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,710,082)
Credit default swaps	7,211
Foreign currency related transactions	(216,234)
Net increase from payments by affiliates and net losses realized on trades executed incorrectly	—
(1,919,105)
Net unrealized appreciation (depreciation) during the period on: Investments	6,091,513
Foreign currency related transactions	(114,053)
5,977,460
Net gain (loss) on investment transactions	4,058,355
Net increase (decrease) in net assets resulting from operations	$ 21,299,889

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2006
Cash Flows from Operating Activities:
Investment income received	$ 22,716,987
Payment of operating expenses	(1,923,122)
Payment of interest expense	(2,743,618)
Proceeds from sales and maturities of investments	211,558,694
Purchases of investments	(214,002,464)
Net purchases, sales and maturities of short-term investments	1,962,452
Cash provided (used) by operating activities	$ 17,568,929
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 1,250,000
Distributions paid (net of reinvestment of distributions)	(18,417,692)
Cash provided (used) by financing activities	(17,167,692)
Increase (decrease) in cash	401,237
Cash at beginning of period*	(380,625)
Cash at end of period*	$ 20,612
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 21,299,889
Net (increase) decrease in cost of investments	3,811,471
Net (increase) decrease in unrealized appreciation on investments	(6,091,513)
(Increase) decrease in interest receivable	345,055
(Increase) decrease in other assets	30,628
(Increase) decrease in receivable for investments sold	451,041
Increase (decrease) in payable for investments purchased	(2,847,375)
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	119,316
Increase (decrease) in other accrued expenses and payables	(37,759)
Increase (decrease) in interest on notes payable	488,176
Cash provided (used) by operating activities	$ 17,568,929
Non-Cash Financing Activities:
Reinvestment of distributions	$ 1,506,490

* Includes foreign currency

Significant non-cash activity from market discount accretion and premium amortization in the net amount of $1,931 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 17,241,534	$ 19,084,285
Net realized gain (loss) on investment transactions	(1,919,105)	(746,319)
Net unrealized appreciation (depreciation) during the period on investment transactions	5,977,460	(7,132,790)
Net increase (decrease) in net assets resulting from operations	21,299,889	11,205,176
Distributions to shareholders from: Net investment income	(19,482,221)	(20,889,987)
Tax return of capital	(441,961)	—
Fund share transactions: Reinvestment of distributions	1,506,490	1,898,966
Net increase (decrease) in net assets from Fund share transactions	1,506,490	1,898,966
Increase (decrease) in net assets	2,882,197	(7,785,845)
Net assets at beginning of period	186,797,829	194,583,674
Net assets at end of period (including undistributed net investment income of $111,653 and $1,114,583, respectively)	$ 189,680,026	$ 186,797,829
Other Information
Shares outstanding at beginning of period	31,931,465	31,656,241
Shares issued to shareholders in reinvestment of dividends	229,027	275,224
Shares outstanding at end of period	32,160,492	31,931,465

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 5.85	$ 6.15	$ 5.81	$ 4.91	$ 5.62
Income (loss) from investment operations: Net investment income[a]	.54	.60	.66	.65	.72
Net realized and unrealized gain (loss) on investment transactions	.13	(.24)	.32	.89	(.72)
Total from investment operations	.67	.36	.98	1.54	.00
Less distributions from: Net investment income	(.61)	(.66)	(.64)	(.64)	(.69)
Tax return of capital	(.01)	—	—	—	(.02)
Total distributions	(.62)	(.66)	(.64)	(.64)	(.71)
Net asset value, end of period	$ 5.90	$ 5.85	$ 6.15	$ 5.81	$ 4.91
Market value, end of period	$ 6.12	$ 7.67	$ 7.39	$ 7.17	$ 5.40
Total Return
Based on net asset value (%)[b]	10.83[d]	4.60	16.53	31.43	(1.53)
Based on market value (%)[b]	(12.32)	14.14	13.47	47.48	(18.19)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	190	187	195	183	153
Ratio of expenses before custodian fee reductions (including interest expense) (%)	2.76	2.25	1.71	1.72	2.07
Ratio of expenses after custodian fee reductions (including interest expense) (%)	2.75	2.25	1.71	1.72	2.07
Ratio of expenses after custodian fee reductions (excluding interest expense) (%)	1.02	1.13	1.07	1.07	1.09
Ratio of net investment income (%)	9.26	9.95	11.08	12.16	13.87
Portfolio turnover rate (%)	87	102	135	154	110
Total debt outstanding at end of period ($ thousands)	62,000	60,750	65,000	65,000	65,000
Asset coverage per $1,000 of debt[c]	4,059	4,075	3,994	3,808	3,350

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

[d] Total return would have been lower had certain fees not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Income Trust (formerly Scudder High Income Trust) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuers of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default on debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $90,184,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($330,000), November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000), November 30, 2010 ($39,455,000), November 30, 2011 ($16,502,000), November 30, 2013 ($515,000) and November 30, 2014 ($3,516,000), the respective expiration dates, whichever occurs first.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ —
Capital loss carryforwards	$ (90,184,000)
Net unrealized depreciation on investments	$ (478,155)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2006	2005
Distributions from ordinary income*	$ 19,482,221	$ 20,889,987
Return of capital distributions	$ 441,961	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at November 30, 2006. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2006, purchases and sales of investment securities (excluding short-term instruments) aggregated $211,194,691 and $211,323,887, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the following annual rates as outlined below, based on the Fund's average weekly net assets, computed and accrued daily and payable monthly at the following rates.

First $250 million of the Fund's average weekly net assets	.85%
Over $250 million of such assets	.75%

Accordingly, for the year ended November 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2006, the amount charged to the Fund by DWS-SISC aggregated $25,410, of which $7,917 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2006, the amount charged to the Fund by DeIM included in the Statement of Operations under "reports to shareholders" aggregated $13,440, of which $6,720 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Expense Reductions

For the year ended November 30, 2006, the Advisor agreed to reimburse the Fund $3,510 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2006, the Fund's custodian fees were reduced by $2,042 and $11,511, respectively, for custody and transfer agent credits earned.

G. Borrowings

The notes payable represents a secured loan of $62,000,000 from Barton Capital LLC at November 30, 2006. The note bears interest at the commercial paper rate plus dealer fees (5.28% at November 30, 2006), which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $90,000,000 and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2006 was $61,661,644 with a weighted average interest rate of 4.98%.

H. Payments Made by Affiliates

During the year ended November 30, 2006, the Advisor fully reimbursed the Fund $17,008 for losses incurred on trades executed incorrectly. The amount of the losses was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain open-end funds ("funds") in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS High Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS High Income Trust (formerly Scudder High Income Trust) (the "Fund"), including the investment portfolio, as of November 30, 2006, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Trust at November 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2007

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

On July 18, 2006, the Board of Trustees appointed Michael Clark as President of the fund.

On November 13, 2006, the Board of Trustees appointed Paul K. Freeman as Chairman of the Board, effective January 1, 2007.

Authorized Investments

The Board of Trustees authorized the fund to invest in direct debt, restructuring instruments and bank loans.

Direct Debt. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables), or to other parties. The fund may invest in all types of direct debt investments. The fund currently intends to invest primarily in direct loans and trade claims. When the fund participates in a direct loan, it will be lending money directly to an issuer.

Restructuring Instruments. The fund may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the fund may accept various instruments if the investment adviser determines it is in the best interests of the fund and consistent with the fund's investment objective and policies. Such instruments may include, but are not limited to, warrants, rights, participation interests in asset sales and contingent-interest obligations.

Bank Loans. The fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the fund's investment advisor, in the category of senior debt of the borrower. The fund may invest in both fixed and floating rate bank loans. The fund may purchase bank loans either as an "assignment" or a "participation." The fund will not purchase bank loans where Deutsche Bank or an affiliate serves as an agent bank.

Investments in direct debt instruments, restructuring instruments and bank loans involve interest rate risk, liquidity risk and credit risk, including the risk of loss in the case of the default or insolvency of a borrower. The fund does not currently intend to invest in direct debt, restructuring instruments, or bank loans.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of August 10, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') that is available to you as a shareholder of DWS High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent, but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase, in the open market, additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board noted the favorable performance of the Fund. The Board considered whether investment results were consistent with the Fund's investment objectives and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board showed that the Fund's management fee rate was at the 90th percentile of the peer group, and that the total expense ratio was at the 32nd percentile of the peer universe. The Board considered that the Fund's management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board also considered the Fund's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for comparable funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces than those in the fund marketplace. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the DWS Funds.

The Board noted that, although the Fund's management fee rate was above the median of the peer group, such rate was applied to net assets while many funds in the peer group apply the contractual rate to managed assets (including any leverage). On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included one breakpoint, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Board Member, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		68
Paul K. Freeman[2] (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	68
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	68
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68
Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		71
Officers[3]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[4], Deutsche Asset Management	n/a
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[6] (1962) Secretary, 2001-present	Director[4], Deutsche Asset Management	n/a
Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger5, (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[6] (1962) Assistant Secretary, 1998-present	Managing Director[4], Deutsche Asset Management	n/a
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management	n/a
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 Appointed Chairman of the Board, effective January 1, 2007.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, Massachusetts 02110.

Additional Information

Automated Information Lines	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder/alerts.

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	23337C 109

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2006, DWS High Income Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME TRUST

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended November 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$46,499	$0	$6,341	$0
2005	$45,576	$0	$6,215	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$6,341	$316,254	$948,620	$1,271,215
2005	$6,215	$70,570	$40,586	$117,371

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Robert B. Hoffman, and Donald L. Dunaway.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The DWS High Income Trust is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. The portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individual handles the day-to-day management of the fund.

Gary Sullivan, CFA Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Sullivan	0	$10,001 - $50,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	11	$7,263,642,353	None	None

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	None	None	None	None

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	None	None	None	None

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	n/a	n/a	n/a	n/a
January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a
April 1 through April 30	n/a	n/a	n/a	n/a
May 1 through May 31	n/a	n/a	n/a	n/a
June 1 through June 30	n/a	n/a	n/a	n/a
July 1 through July 31	n/a	n/a	n/a	n/a
August 1 through August 31	n/a	n/a	n/a	n/a
September 1 through September 30	n/a	n/a	n/a	n/a
October 1 through October 31	n/a	n/a	n/a	n/a
November 1 through November 30	n/a	n/a	n/a	n/a

Total	n/a	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006